Summary Prospectus November 1, 2014 as amended July 24, 2015

Franklin Money Fund

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated November 1, 2014, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class R6
FMFXX	FRRXX

In connection with amendments to Rule 2a-7 under the Investment Company Act of 1940 (the “Amended Rule”), which is the primary rule governing the operation of money market funds, the Fund’s board of trustees (the “Board”) approved changes to the Fund’s investment policies to allow the Fund to qualify and begin operating as a “government money market fund,” as defined in the Amended Rule, effective November 1, 2015. The Fund will invest, through The U.S. Government Money Market Portfolio (currently named “The Money Market Portfolio”), at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash. For purposes of this policy, “government securities” mean any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

The Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 share price and does not currently intend to impose liquidity fees or redemption gates on Fund redemptions. Please note, however, that the Board may reserve the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders and in conformance with the Amended Rule. In connection with these changes, the Fund will change its name to “Franklin U.S. Government Money Fund,” also effective November 1, 2015.

Investment Goal

To provide investors with as high a level of current income as is consistent with the preservation of shareholders’ capital and liquidity. The Fund also tries to maintain a stable $1.00 share price.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class R6
Management fees[1]	0.44%	0.44%
Other expenses	0.13%	0.02%
Total annual Fund operating expenses[1]	0.57%	0.46%

1. The fees and expenses shown in the table and included in the example below reflect the fees and expenses of both the Fund and The Money Market Portfolio, in which the Fund invests substantially all of its assets in order to pursue its investment goal.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 58	$ 183	$ 318	$ 714
Class R6	$ 47	$ 148	$ 258	$ 579

Principal Investment Strategies

Under normal market conditions, the Fund invests, through The Money Market Portfolio (Portfolio), mainly in high-quality, short-term U.S. dollar denominated money market securities of domestic and foreign issuers.

Unless the context otherwise requires, references to the Fund's investments below refer to those investments of the Portfolio to which the Fund is exposed and references to the investment manager refer to the Portfolio's investment manager.

The Fund's investments include:

Bank obligations and instruments secured by bank obligations, which include fixed, floating or variable rate certificates of deposit, letters of credit, time deposits, bank notes and bankers’ acceptances. From time to time, the Fund may concentrate its investments in bank obligations (such as certificates of deposit) issued by domestic banks.

Certificates of deposit, which are bank obligations that are issued against money deposited in a banking institution for a specified period of time at a specified interest rate.

Commercial paper, which is a short-term obligation of a bank, corporation or other borrower with a maturity of up to 270 days. Commercial paper may also be asset-backed (that is, backed by a pool of assets representing the obligations of a number of different parties). At any time, the Fund may have a significant portion of its investments in asset-backed commercial paper.

Repurchase agreements, which are agreements to buy a security and then to sell the security back after a short period of time (generally, less than seven days) at a higher price.

U.S. government securities, which include marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. government or its agencies, or by various instrumentalities that have been established or sponsored by the U.S. government.

Portfolio maturity and quality The Fund only buys securities that the investment manager determines present minimal credit risks. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and maintains a dollar-weighted average life for its portfolio of 120 days or less, and only buys securities that:

  mature in 397 calendar days or less, if such security is rated in the highest rating category by the requisite rating agencies, as described in applicable regulation; or
  mature in 45 calendar days or less, if such security is rated in the second highest rating category by the requisite rating agencies, as described in applicable regulation.

Principal Risks

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Unless the context otherwise requires, references to the Fund's investments below refer to those investments of the Portfolio to which the Fund is exposed and references to the investment manager refer to the Portfolio's investment manager.

Credit   An issuer of securities may be unable to make interest payments or repay principal. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security’s price to fall, potentially lowering the Fund’s share price. Although the Fund invests predominantly in high-quality debt securities, any of the Fund’s holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the Fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the Fund’s net asset value.

Interest Rate   When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. Interest rate changes on the whole are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities are more sensitive to these price changes. The Fund’s yield will vary. A sharp and unexpected rise in interest rates could cause the Fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund’s ability to maintain a stable net asset value.

Liquidity   This is the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perception. While the Fund endeavors to maintain a high level of liquidity in its portfolio, the liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s ability to maintain a $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within a short period of time because of unusual market conditions, an unusually high volume of redemption requests or other reasons. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain a $1.00 share price.

Income   Since the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when interest rates fall. Because the Fund limits its investments to high-quality, short-term securities, its portfolio generally will earn lower yields than a portfolio with lower-quality, longer-term securities subject to more risk.

Banking Industry   Because the Fund will invest in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

U.S. Government Securities   Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. Government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to country or government specific issues, less favorable trading practices or regulation and greater price volatility.

Repurchase Agreements   A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them.

Risk Associated with the Fund Holding Cash   Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund's performance.

Master/Feeder Structure   The Fund seeks to achieve its investment goal by investing all of its assets in shares of the Portfolio. The Portfolio has the same investment goal and policies as the Fund. The Fund buys shares of the Portfolio at net asset value. An investment in the Fund is an indirect investment in the Portfolio. It is possible that the Fund may have to withdraw its investment in the Portfolio if the Portfolio changes its investment goal or if the Fund’s board of trustees, at any time, considers it to be in the Fund’s best interest.

Management   The Fund is subject to management risk because it is exposed to an actively managed investment portfolio. The Portfolio's investment manager applies investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results.

Regulatory Changes   The SEC has adopted regulations that change in very important respects the operation of money market funds, including the Fund. The Fund is reviewing the regulations and their impact, including liquidity of an investment in the Fund and the Fund's ability to maintain a stable net asset value per share. These changes may result in reduced yields from the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for shares of the Fund. The table shows the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Annual Total Returns

Best Quarter:	Q3'07	1.19%
Worst Quarter:	Q4'13	0.00%
As of September 30, 2014, the Fund's year-to-date return was 0.00%.

Average Annual Total Returns

For the periods ended December 31, 2013

	1 Year	5 Years	10 Years
Franklin Money Fund - Class A	0.00%	0.01%	1.44%

Performance information for Class R6 shares is not shown because this class did not have a full calendar year of operations as of the date of this prospectus.

To obtain the Fund's current yield information, please call
(800) DIAL BEN/342-5236.

Investment Manager

Franklin Advisers, Inc. (Advisers) (Portfolio's investment manager)

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St.Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. For Class A, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 is only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" in the Fund's prospectus.

Taxes

The Fund's distributions are generally taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Money Fund

Investment Company Act file #811-02605
© 2015 Franklin Templeton Investments. All rights reserved.
111 PSUM 07/15	00070455